TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER :        811-02729
SERIES NO.:                  2

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class              $        2,054
        2  Dividends for a second class of open-end company shares (000's
           Omitted)
           Private                          $          250
           Personal                         $           54
           Cash Management                  $        2,302
           Reserve                          $           15
           Resource                         $          108
           Corporate                        $          652

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Institutional Class                      0.0005
        2  Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Private                                  0.0003
           Personal                                 0.0003
           Cash Management                          0.0003
           Reserve                                  0.0003
           Resource                                 0.0003
           Corporate                                0.0003

74U.       1 Number of shares
           outstanding (000's Omitted)
           Institutional Class
           4,530,022
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private                                 784,205
           Personal                                173,339
           Cash Management                       5,278,830
           Reserve                                  51,723
           Resource                                409,333
           Corporate                             1,553,698

74V.    1  Net asset value per share (to nearest cent)
           Institutional Class              $         1.00
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private                          $         1.00
           Personal                         $         1.00
           Cash Management                  $         1.00
           Reserve                          $         1.00
           Resource                         $         1.00
           Corporate                        $         1.00

GOVERNMENT TAX ADVANTAGE
PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER :        811-02729
SERIES NO.:                  7

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class              $          171
        2  Dividends for a second class of open-end company shares (000's
           Omitted)
           Private                          $           13
           Personal                         $            3
           Cash Management                  $            5
           Reserve                          $            1
           Resource                         $            9
           Corporate                        $           --

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Institutional Class                      0.0004
        2  Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Private                                  0.0003
           Personal                                 0.0003
           Cash Management                          0.0003
           Reserve                                  0.0003
           Resource                                 0.0003
           Corporate                                0.0003

74U.       1 Number of shares
           outstanding (000's Omitted)
           Institutional Class 175,601
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private                                  28,442
           Personal                                  6,594
           Cash Management                           9,804
           Reserve                                     842
           Resource                                 11,157
           Corporate                                 6,010

74V.    1  Net asset value per share (to nearest cent)
           Institutional Class             $       1.00
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private                          $         1.00
           Personal                         $         1.00
           Cash Management                  $         1.00
           Reserve                          $         1.00
           Resource                         $         1.00
           Corporate                        $         1.00

EXHIBIT

j)

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.


FOR PERIOD ENDING:   8/31/2010
FILE NUMBER :        811-02729
SERIES NO.:                  8

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class              $        7,254
        2  Dividends for a second class of open-end company shares (000's
           Omitted)
           Private                          $          163
           Personal                         $            5
           Cash Management                  $          626
           Reserve                          $           32
           Resource                         $          112
           Corporate                        $          977

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Institutional Class                      0.0011
        2  Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Private                                  0.0003
           Personal                                 0.0003
           Cash Management                          0.0004
           Reserve                                  0.0003
           Resource                                 0.0003
           Corporate                                0.0008

74U.       1 Number of shares
           outstanding (000's Omitted)
           Institutional Class
           4,542,666
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private                                 557,943
           Personal                                 13,978
           Cash Management                       1,042,785
           Reserve                                 183,850
           Resource                                294,117
           Corporate                             1,170,027

74V.    1  Net asset value per share (to nearest cent)
           Institutional Class              $         1.00
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private                          $         1.00
           Personal                         $         1.00
           Cash Management                  $         1.00
           Reserve                          $         1.00
           Resource                         $         1.00
           Corporate                        $         1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.


FOR PERIOD ENDING:   8/31/2010
FILE NUMBER :        811-02729
SERIES NO.:                 16

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class              $       31,530
        2  Dividends for a second class of open-end company shares (000's
           Omitted)
           Private                          $          206
           Personal                         $           34
           Cash Management                  $        3,282
           Reserve                          $           30
           Resource                         $          178
           Corporate                        $        6,085

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Institutional Class                      0.0019
        2  Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Private                                  0.0003
           Personal                                 0.0003
           Cash Management                          0.0011
           Reserve                                  0.0003
           Resource                                 0.0003
           Corporate                                0.0016

74U.       1 Number of shares
           outstanding (000's Omitted)
           Institutional Class
           16,315,199
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private                                 709,394
           Personal                                111,465
           Cash Management                       2,627,034
           Reserve                                 108,971
           Resource                                261,382
           Corporate                             3,675,118

74V.    1  Net asset value per share (to nearest cent)
           Institutional Class              $         1.00
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private                          $         1.00
           Personal                         $         1.00
           Cash Management                  $         1.00
           Reserve                          $         1.00
           Resource                         $         1.00
           Corporate                        $         1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER :        811-02729
SERIES NO.:                  2

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class              $        2,765
        2  Dividends for a second class of open-end company shares (000's
           Omitted)
           Private                          $           98
           Personal                         $           40
           Cash Management                  $          420
           Reserve                          $            3
           Resource                         $           77
           Corporate                        $          226

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Institutional Class                      0.0014
        2  Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Private                                  0.0003
           Personal                                 0.0003
           Cash Management                          0.0007
           Reserve                                  0.0003
           Resource                                 0.0003
           Corporate                                0.0011

74U.       1 Number of shares
           outstanding (000's Omitted)
           Institutional Class
           1,853,325
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private                                 307,054
           Personal                                 88,918
           Cash Management                         451,366
           Reserve                                   8,035
           Resource                                151,080
           Corporate                               271,592

74V.    1  Net asset value per share (to nearest cent)
           Institutional Class              $         1.00
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private                          $         1.00
           Personal                         $         1.00
           Cash Management                  $         1.00
           Reserve                          $         1.00
           Resource                         $         1.00
           Corporate                        $         1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2010
FILE NUMBER :        811-02729
SERIES NO.:                 18

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Institutional Class              $          469
        2  Dividends for a second class of open-end company shares (000's
           Omitted)
           Private                          $           44
           Personal                         $            2
           Cash Management                  $           70
           Reserve                          $            4
           Resource                         $           30
           Corporate                        $            8

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Institutional Class                      0.0007
        2  Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Private                                  0.0003
           Personal                                 0.0003
           Cash Management                          0.0003
           Reserve                                  0.0003
           Resource                                 0.0003
           Corporate                                0.0005

74U.       1 Number of shares
           outstanding (000's Omitted)
           Institutional Class 679,077
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Private                                 118,904
           Personal                                  7,511
           Cash Management                         128,278
           Reserve                                  14,739
           Resource                                 43,653
           Corporate                                   714

74V.    1  Net asset value per share (to nearest cent)
           Institutional Class             $      1.00
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Private                          $         1.00
           Personal                         $         1.00
           Cash Management                  $         1.00
           Reserve                          $         1.00
           Resource                         $         1.00
           Corporate                        $         1.00

EXHIBIT

j)